Exhibit 10.1

EXECUTION VERSION

THIRD OMNIBUS AMENDMENT

This THIRD OMNIBUS AMENDMENT is made as of March 31, 2014 (this “Amendment”), among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Receivables Funding”), as Borrower and as the Company, THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Lender and as a Managing Agent, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”), as a Committed Lender, as a Managing Agent and as Administrative Agent, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as a Committed Lender and as a Managing Agent, ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Lender, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Lender, VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Lender, COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION (“Professional Services”), a Delaware corporation, as Collection Agent under each of the Receivables Loan Agreement, Contribution Agreement, and Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement, the “Authorized Representative”), CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“CHS”), as Transferor, as Buyer and individually (as the provider of a performance undertaking), NANTICOKE HOSPITAL COMPANY, LLC, a Delaware limited liability company, as the Removed Originator (as defined below) and EACH OF THE OTHER PERSONS IDENTIFIED AS ORIGINATORS ON THE SIGNATURE PAGES HERETO AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., as Originators. All capitalized terms used herein without reference shall have the meanings assigned to such terms in the Receivables Loan Agreement, Contribution Agreement or Sale Agreement (as each is defined below), as applicable, in each case after giving effect to this Amendment.

WHEREAS, Receivables Funding, as Borrower, Scotia, as a Committed Lender and as a Managing Agent, CA-CIB, as a Committed Lender, as a Managing Agent and as Administrative Agent, BTMU, as a Committed Lender and as a Managing Agent, the other Lenders party thereto and Professional Services, as Collection Agent, have entered into the Receivables Loan Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Receivables Loan Agreement”);

WHEREAS, CHS, as Transferor, Receivables Funding, as the Company, and Professional Services, as Collection Agent thereunder, have entered into the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Contribution Agreement”);

WHEREAS, the Originators party to the Sale Agreement (as defined below) as of the Second Omnibus Amendment Effective Date (the “Existing Originators”), Professional Services, as Collection Agent and Authorized Representative thereunder, and CHS, as Buyer, have entered into the Receivables Sale Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Sale Agreement”);

WHEREAS, each of the Supplemental Originators (as defined below) has agreed to join and be bound by the Sale Agreement and each other applicable Facility Document as an Originator thereunder;

WHEREAS, the Collection Agent has requested the Removed Originator (as defined below) be removed from the Sale Agreement and each other applicable Facility Document as an Originator thereunder and the Removed Originator has agreed to be so removed; and

WHEREAS, the parties hereto desire to amend certain provisions of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement, pursuant to Section 10.01 of the Receivables Loan Agreement, Section 9.01 of the Contribution Agreement and Section 9.01 of the Sale Agreement, and take the other actions set forth herein, and have agreed to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Supplemental Originators. On the Amendment Effective Date, and pursuant to Section 9.14(a) of the Sale Agreement, each of the parties listed on Schedule I hereto (collectively, the “Supplemental Originators”, and each, a “Supplemental Originator”) shall be added as Originators under the Sale Agreement, subject to the satisfaction of the conditions listed in Section 9.14(a) of the Sale Agreement, including the execution and delivery by each Supplemental Originator of a joinder agreement in the form of Annex A hereto. Each such addition is hereby agreed and consented to by the Required Lenders, Buyer and the Administrative Agent, as the Buyer’s assignee under the Assignment of Agreements.

SECTION 2. Removal of Originator. On the Amendment Effective Date, and pursuant to Section 9.14(b) of the Sale Agreement, Nanticoke Hospital Company, LLC, a Delaware limited liability company and Originator under the Sale Agreement prior to its Removal on the date hereof shall be removed as an Originator under the Sale Agreement, subject to the satisfaction of the conditions listed in Section 9.14(b) of the Sale Agreement (such Originator, the “Removed Originator”). The Removed Originator hereby consents to its Removal as an Originator under the Sale Agreement on the Amendment Effective Date and confirms and agrees the provisions of Article VIII of the Sale Agreement (and the representations and warranties with respect thereto) shall, with respect to the Removed Originator, survive such Removal for all claims arising prior to such Removal. The parties hereto hereby agree that any report, notice or other information delivered under any Facility Document following the Amendment Effective Date (including any Monthly Report) shall not include the Removed Originator or any Receivables generated by the Removed Originator for any period commencing on or after March 1, 2014. The Removed Originator hereby acknowledges and consents to the amendments to the Sale Agreement contemplated hereby and agrees that it shall have no further rights under or interests with respect to the Sale Agreement or any of the other Facility Documents on and after its Removal, other than any such rights or interests that specifically survive such Removal or termination of the Sale Agreement or the applicable Facility Document.

SECTION 3. Amendments to Receivables Loan Agreement. Subject to all of the terms and conditions set forth in this Amendment:

(a) The cover page to the Receivables Loan Agreement is hereby amended by replacing the dollar amount “$500,000,000” appearing on such cover page with “$700,000,000”.

(b) Section 1.01 of the Receivables Loan Agreement is amended as by inserting the following definitions in the appropriate alphabetical order:

“Conforming Funding Period” means any period in the Revolving Period other than during a Deferred Funding Period.

“Conforming Lender” means a Committed Lender other than a Deferred Funding Lender.

“Conforming Lender Group” means a Lender Group other than a Deferred Funding Lender Group.

“Deferred Funding Advance Shortfall” means the amount of the Advance that a Deferred Funding Lender Group was requested to fund in a Funding Notice and was not funded on the related Funding Date as a result of the provisions set forth in Section 2.01(h) with respect to Deferred Funding Lenders.

“Deferred Funding Amount” means, with respect to any Deferred Funding Lender and determined as of any Deferred Funding Settlement Date, an amount equal to the Deferred Funding Advance Shortfall.

“Deferred Funding Certificate” means an Officer’s Certificate delivered by a Managing Agent to the Collection Agent and the Administrative Agent certifying that a Lender in (or an Affiliate of) such Managing Agent’s Lender Group: (i) is incurring (or expects to incur) charges with respect to its Commitment hereunder in connection with the calculation of the “liquidity coverage ratio” under Basel III, and (ii) is in good faith seeking to exercise or has exercised a delayed funding option in transactions similar to the transactions contemplated hereunder.

“Deferred Funding Date” means a Funding Date during a Deferred Funding Period.

“Deferred Funding De-Designation Date” has the meaning assigned to that term in Section 2.01(h)(i).

“Deferred Funding De-Designation Notice” has the meaning assigned to that term in Section 2.01(h)(i).

“Deferred Funding Lender” means a Committed Lender that delivers a Deferred Funding Certificate in accordance with to Section 2.01(h)(i).

“Deferred Funding Lender Agent” means the Managing Agent of a Deferred Funding Lender Group.

“Deferred Funding Lender Group” means any Lender Group that includes a Deferred Funding Lender.

“Deferred Funding Period” means a period in the Revolving Period during which one or more Lender Groups is then currently a Deferred Funding Lender Group.

“Deferred Funding Settlement Date” means, with respect to unpaid Deferred Funding Amounts of any Deferred Funding Lender Group, the earlier to occur of (i) a Business Day selected by the applicable Deferred Funding Lender Agent and indicated in its Deferred Funding Certificate that is 32 days (or, if such 32nd day is not a Business Day, not more than the number of days to the next Business Day following such 32nd day) from the applicable Deferred Funding Date (even if such date occurs following the end of the Revolving Period); and (ii) the Deferred Funding De-Designation Date applicable to such Deferred Funding Lender Group.

“HHS Compliance Date” the date established by the United States Department of Health and Human Services on and after which certain health care entities, including the CHS Parties, are required to have implemented the International Classification of Diseases, 10th Revision, Clinical Modification (ICD-10-CM) for diagnosis coding, including the Official ICD-10-CM Guidelines for Coding and Reporting, and the International Classification of Diseases, 10th Revision, Procedure Coding System (ICD-10-PCS) for inpatient hospital procedure coding, including the Official ICD-10-PCS Guidelines for Coding and Reporting.

“ratable”, “ratable share”, “ratably” (and similar terms) means, the ratable interest of each Lender Group as determined by reference to its Lender Group Percentage.

“Temporary Relief Period” means, solely to the extent that the HHS Compliance Date occurs on or before October 1, 2014, the following periods: (i) with respect to the Default Ratio for a single Collection Period, the period comprised of the five consecutive Collection Periods from February 2015 through and including June 2015, (ii) with respect to the Delinquency Ratio for a single Collection Period, the period comprised of the five consecutive Collection Periods from February 2015 through and including June 2015, (iii) with respect to the Payment Denial Rate for a single Collection Period, the period comprised of the four consecutive Collection Periods from April 2015 through and including July 2015, (iv) with respect to the average of the Default Ratio for a Collection Period and the two prior Collection Periods, the period comprised of the five consecutive Collection Periods from March 2015 through and including July 2015, (v) with respect to the average of the Delinquency Ratio for a Collection Period and the two prior Collection Periods, the period comprised of the five consecutive Collection Periods from March 2015 through and including July 2015, and (vi) with respect to the DSO for a single Collection Period, the period comprised of the three consecutive Collection Periods from February 2015 through and including April 2015; provided, that if the HHS Compliance Date occurs after October 1, 2014, the “Temporary Relief Period” hereunder shall consist of such periods, if any, and pursuant to such terms as the Administrative Agent and the Managing Agents each agrees in writing in its respective sole discretion.

“Third Omnibus Amendment” means that certain Third Omnibus Amendment, made as of the Third Omnibus Amendment Effective Date, among the Borrower, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, CA-CIB, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor, as Buyer and individually (as a performance undertaking party), each of the Originators party to the Sale Agreement as of the Third Omnibus Amendment Effective Date, as Originators, and such other parties as are named therein.

“Third Omnibus Amendment Effective Date” means March 31, 2014.

(c) The definition of “Collection Account Bank” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Collection Account Bank” means a bank or other financial institution holding one or more Collection Accounts, which on the Closing Date shall be Bank of America, N.A., and on both the Second Omnibus Amendment Effective Date and Third Omnibus Amendment Effective Date shall be Bank of America, N.A., or Fifth Third Bank, as context requires.

(d) The definition of “Commitment” in Section 1.01 of the Receivables Loan Agreement is hereby amended by deleting the last sentence thereof and inserting in lieu thereof the following:

As of the Third Omnibus Amendment Effective Date, the aggregate amount of the Commitments is $700,000,000.

(e) The definition of “Contribution Agreement” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Contribution Agreement” means that certain Receivables Purchase and Contribution Agreement dated as of the Closing Date, among the Transferor, the Company and the Collection Agent, as amended by the First Omnibus Amendment, the Second Omnibus Amendment, and the Third Omnibus Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, together with all instruments, documents and agreements executed by any of the CHS Parties party thereto in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

(f) The definition of “Facility Limit” in Section 1.01 of the Receivables Loan Agreement is hereby amended by replacing the dollar amount “$500,000,000” appearing in such definition with “$700,000,000”.

(g) The definition of “Sale Agreement” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Sale Agreement” means that certain Receivables Sale Agreement, dated as of the Closing Date, among the Originators, the Buyer and the Collection Agent, as amended by the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, together with all instruments, documents and agreements executed by any of the Originators in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

(h) The definition of “Scheduled Termination Date” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Scheduled Termination Date” means March 21, 2016, as such date may be extended thereafter in accordance with Section 2.03(a).

(i) The definition of “Second Omnibus Amendment” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Second Omnibus Amendment” means that certain Second Omnibus Amendment, made as of the Second Omnibus Amendment Effective Date, among the Borrower, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, CA-CIB, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor, as Buyer and individually (as a performance undertaking party), and each of the Originators party to the Sale Agreement as of the Second Omnibus Amendment Effective Date, as Originators.

(j) The definition of “Specified Originators” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Specified Originators” means the Originators listed on Schedule VI, which Schedule also sets forth the percentage ownership of the issued and outstanding equity interests of each such Originator that is held by CHS and its subsidiaries as of the Third Omnibus Amendment Effective Date.

(k) The definition of “Supplemental Originators” in Section 1.01 of the Receivables Loan Agreement is hereby deleted.

(l) Section 2.01(c) of the Receivables Loan Agreement is hereby amended by adding the words “by Lenders not part of a Deferred Lending Group” immediately following the words “requested to be made” appearing in the third line thereof.

(m) Section 2.01(e) of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(e) The applicable portion of the Advance (i) may be made by the related Conduit Lender, in its sole discretion or (ii) if the related Conduit Lender does not fund, shall be made by the related Committed Lender, in each case, in accordance with its individual Commitment, if applicable, and its Lender Group Percentage (subject to, during a Deferred Funding Period, the provisions of Section 2.01(h) below with respect to Deferred Funding Lenders). Notwithstanding anything contained in this Section 2.01 or elsewhere in this Agreement to the contrary, no Lender shall be obligated to make any Advance in an amount that would result in the aggregate Advances then funded by the related Lender Group exceeding such Lender Group’s Lender Group Limit then in effect.

(n) Section 2.01(g) of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(g) On each Funding Date during a Conforming Period, following the satisfaction of the applicable conditions set forth in this Section 2.01 and Article III, each Lender shall make available to its related Managing Agent, for deposit to the account of the Borrower or its designee in same day funds, at the account specified in the Funding Request, an amount equal to such Lender’s ratable share of the Advance then being made. During a Deferred Funding Period, following the satisfaction of the applicable conditions set forth in this Section 2.01 and Article III (i) on each Deferred Funding Date, each Lender member of a Conforming Lender Group shall make available to its related Managing Agent, for deposit to the account of the Borrower or its designee in same day funds, at the account specified in the Funding Request, an amount equal to such Lender’s ratable share of the Advance then being made, and (ii) on each Deferred Funding Settlement Date, each Deferred Funding Lender shall make available Advances in accordance with the provisions of Section 2.01(h). Each Lender shall use commercially reasonable efforts to initiate each wire transfer of an Advance to the Borrower no later than 12:00 noon (New York City time) on the applicable Funding Date, Deferred Funding Date or Deferred Funding Settlement Date, as applicable. Each Lender agrees that either (i) no portion of any Advance shall be funded or held with “plan assets” of any “benefit plan investor” within the meaning of Section 3(42) of ERISA or (ii) the funding and holding of any portion of any Advance shall not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

(o) Section 2.01 of the Receivables Loan Agreement is hereby amended by adding a new clause (h) at the end thereof that reads as follows:

(h) Special Provisions for Deferred Fundings.

(i) At any time, three Business Days after receipt by the Administrative Agent and the Collection Agent of a Deferred Funding Certificate from a Managing Agent, the related Committed Lender shall become a “Deferred Funding Lender” and its related Lender Group shall become a “Deferred Funding Lender Group”. Such designation shall remain in effect until such time as the related Deferred Funding Lender Agent issues a written notice to the Administrative Agent and the Collection Agent withdrawing such designation (a “Deferred Funding De-Designation Notice”) effective as of the date such notice is delivered or as of such later date specified therein (such effective date, the “Deferred Funding De-Designation Date”). Effective as of the Deferred Funding De-Designation Date, each Committed Lender that is a Deferred Funding Lender, and each related Lender Group that is a Deferred Funding Lender Group, shall cease to be a Deferred Funding Lender or a Deferred Funding Lender Group, as applicable, and shall, for all purposes other than pursuant to the proviso hereto, be deemed to be a Conforming Lender and a Conforming Lender Group, as applicable; provided that in connection with any Advance outstanding as of the Deferred Funding De-Designation Date for which any Deferred Funding Lender has not, as of such date, paid its Deferred Funding Amounts, such Deferred Funding De-Designation Date shall be deemed to be the Deferred Funding Settlement Date for such Advance and such Deferred Funding Lender shall comply with its obligations pursuant to Section 2.01(h)(ii) and Section 2.01(h)(iii) for such Deferred Funding Settlement Date.

(ii) On each Deferred Funding Settlement Date, each Deferred Funding Lender shall make available to its Managing Agent the Deferred Funding Amount, which amount (1) if such Deferred Funding Settlement Date occurs prior to the occurrence and continuance of an Event of Default or Termination Date hereunder, shall be deposited in the account of the Borrower or its designee as an Advance hereunder, and (2) if such Deferred Funding Settlement Date occurs following the occurrence and during the continuance of an Event of Default or Termination Date hereunder, shall be paid to the Administrative Agent for distribution on the same Business Day to the Lenders (including such Deferred Lender) ratably (calculated presuming that all unfunded Deferred Funding Advance Shortfalls of any other Deferred Funding Lender Groups have been fully funded); provided that such Deferred Funding Lender shall not fund to the Administrative Agent and shall instead net out of its ratable portion of the Deferred Funding Amount any amounts that it is entitled to receive from the Administrative Agent under this clause (h)(ii)(2); provided, in no event shall any such payment reduce the Revolving Principal Balance of any Lender or Lender Group below zero. Upon the payment of the Deferred Funding Amount in accordance with the provisions of clause (ii)(2) above and without any further action on the part of such Deferred Funding Lender making such payment, the Borrower, the Administrative Agent or the other Lenders, the Deferred Funding Lender making such payment will have acquired, and each Lender receiving a distribution of a portion of such payment will have granted to such Deferred Funding Lender, without recourse or warranty, its portions of the Revolving Principal Balances that were reduced by application of the distribution of such Deferred Funding Amount by the Administrative Agent. The Revolving Principal Balance owing to each Lender member of a Lender Group other than such Deferred Funding Lender’s Deferred Funding Lender Group shall be reduced by the amount of any portion of such payment received by such Lender and the Revolving Principal Balance owing to the Deferred Funding Lender making such payment shall be increased by all amounts so paid such that the aggregate Revolving Principal Balance of all Lenders outstanding hereunder immediately prior to such payment and distribution shall be unchanged and shall continue to equal to the aggregate Revolving Principal Balance of all Lenders outstanding hereunder immediately following such payment and distribution.

(iii) The obligation of each Deferred Funding Lender to fund the Deferred Funding Amount on the related Deferred Funding Settlement Date is subject to any valid and timely claims of a Deferred Funding Lender under clause (iv) below, but is otherwise absolute and unconditional and shall not be affected by any circumstance whatsoever, including (1) any setoff, counterclaim, recoupment, defense or other right which such Deferred Funding Lender may have against the Administrative Agent, the other Lenders, the Borrower, or any other Person for any reason whatsoever; (2) the occurrence or continuance of an Default, Event of Default or Termination Date; (3) the termination of the Revolving Period, (4) the reduction or termination of any Commitments; or (5) any other occurrence, event, or condition, whether or not similar to any of the foregoing (in each case, so long as such Advance does not result in the aggregate Advances then funded by the related Deferred Funding Lender Group exceeding such Deferred Funding Lender Group’s Lender Group Limit then in effect. The funding or failure to fund the Deferred Funding Amount will not relieve or otherwise impair the obligation of the Borrower to repay the Revolving Principal Balance of each Lender, together with interest as provided in this Agreement.

(iv) A Deferred Funding Lender may not object to its funding obligation of Deferred Funding Amounts under Section 2.01(g) and (h) on the basis of the failure of the Borrower to satisfy the conditions precedent set forth in this Section 2.01 and Article III as of the Deferred Funding Date so long as all such conditions were satisfied as of the related Funding Date; provided that the absolute and unconditional funding obligations of a Deferred Funding Lender of Deferred Funding Amounts set forth in this Section 2.01 do not constitute a waiver of any rights of such Deferred Funding Lender or of rights and remedies of the Administrative Agent and the Lenders (including such Deferred Funding Lender) against the Borrower, in each case, as set forth hereunder.

(v) Each Deferred Funding Lender acknowledges that the Conforming Lender Groups have relied on the obligation of the Deferred Funding Lender to fund the Deferred Funding Amount in making Advances hereunder and is an intended beneficiary of such obligation.

(p) Section 2.06(b) of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b) On the Third Omnibus Amendment Effective Date, the Borrower shall pay to the Administrative Agent for its own benefit and the benefit of each Managing Agent and each Lender, as applicable, the fees set forth in the Fee Letter as amended and restated on such date that are due and payable on such date, including the upfront fee and reimbursement for all reasonable out-of-pocket costs and expenses, including any legal fees and disbursements to the extent incurred, relating to the negotiation, preparation and closing of the Third Omnibus Amendment and the other Facility Documents.

(q) The proviso set forth at the end of clause (dd) of Section 4.01 of the Receivables Loan Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by the Borrower under any Facility Document directly related to or directly arising from such violation without any further action

(r) The proviso set forth at the end of clause (j) of Section 4.02 of the Receivables Loan Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by the Collection Agent under any Facility Document directly related to or directly arising from such violation without any further action

(s) The proviso set forth at the end of clause (q) of Section 5.01 of the Receivables Loan Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by the Borrower under any Facility Document directly related to or directly arising from such violation without any further action

(t) The proviso set forth at the end of clause (i) of Section 5.02 of the Receivables Loan Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by the Collection Agent under any Facility Document directly related to or directly arising from such violation without any further action

(u) Section 5.02 of the Receivables Loan Agreement is hereby amended by adding a new clause (l) at the end thereof that reads as follows:

(l) Banc of America Leasing & Capital, LLC Leases. The Collection Agent will utilize its best efforts to cause each of the existing lease agreements and the form for all future lease agreements between an Originator and Banc of America Leasing & Capital, LLC or any of its affiliates to be amended to remove all references to “accounts” from the defined term “Collateral” identified thereunder as promptly as practicable and in any event within 90 days of the Third Omnibus Amendment Effective Date; provided, that, to the extent any existing lease agreement or the form for any future lease agreement is not so amended within such 90 day period or any new lease agreement does not reflect such amendment, the Administrative Agent shall have the right to deduct from the Borrowing Base amounts not exceeding the aggregate amount of all amounts payable under such lease agreements.

(v) Clause (h) of Section 7.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(h) As of the last day of any Collection Period, (i) the Default Ratio (x) for any Collection Period occurring during the Temporary Relief Period shall exceed 9.50% and (y) for all other Collection Periods shall exceed 9.00%, (ii) the Delinquency Ratio (x) for any Collection Period occurring during the Temporary Relief Period shall exceed 5.75% and (y) for all other Collection Periods, shall exceed 3.50%, (iii) the Payment Denial Rate (x) for any Collection Period occurring during the Temporary Relief Period shall exceed 1.50% and (y) for all other Collection Periods shall exceed 1.25%, (iv) the average of the Default Ratio for each of such Collection Period and the two prior Collection Periods (x) for any Collection Period occurring during the Temporary Relief Period shall exceed 9.25% and (y) for all other Collection Periods shall exceed 8.50%, or (v) the average of the Delinquency Ratio for each of such Collection Period and the two prior Collection Periods (x) for any Collection Period occurring during the Temporary Relief Period shall exceed 5.25% and (y) for all other Collection Periods shall exceed 3.25%; or

(w) Clause (i) of Section 7.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(i) The DSO reported on any Monthly Report shall exceed, (x) if with respect to a Collection Period occurring during the Temporary Relief Period, 60 days and (y) if with respect to a Collection Period occurring at any other time, 55 days; or

(x) Clause (r) of Section 7.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(r) CHS or any subsidiary thereof shall fail to perform or observe any term, covenant or agreement contained in Section 6.12 or Section 6.13 of the Parent Credit Agreement either as in effect on the Third Omnibus Amendment Effective Date or as in effect from time to time without regard to any waiver or modification to any of those provisions or any of the defined terms used therein and such failure shall continue for a period of 10 Business Days after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder (the “Financial Covenant Cure Period”); or

(y) CA-CIB’s and Atlantic’s signature pages to the Receivables Loan Agreement are amended to replace the notice address set forth therein with the respective notice addresses as appear below CA-CIB’s and Atlantic’s signature lines and blocks hereto.

(z) The Borrower and the Collection Agent’s signature pages to the Receivables Loan Agreement are amended to replace the notice address set forth therein with the respective notice addresses as appear below the Borrower and the Collection Agent’s signature lines and blocks hereto.

(aa) Schedule I of the Receivables Loan Agreement is hereby replaced with the Schedule I attached hereto as Annex B.

(bb) Schedule VI of the Receivables Loan Agreement is hereby replaced with the Schedule VI attached hereto as Annex C.

SECTION 4. Amendments to Contribution Agreement. Subject to all of the terms and conditions set forth in this Amendment:

(a) Section 1.01 of the Contribution Agreement is amended as by inserting the following definitions in the appropriate alphabetical order:

“Third Omnibus Amendment” means that certain Third Omnibus Amendment, made as of the Third Omnibus Amendment Effective Date, among the Company, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, CA-CIB, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Loan Agreement, and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor, as Buyer and individually (as a performance undertaking party), each of the Originators party to the Sale Agreement as of the Third Omnibus Amendment Effective Date, as Originators, and such other parties as are named therein.

“Third Omnibus Amendment Effective Date” means March 31, 2014.

(b) The definition of “Collection Account Bank” in Section 1.01 of the Contribution Agreement is hereby amended and restated in its entirety to read as follows:

“Collection Account Bank” means a bank or other financial institution holding one or more Collection Accounts, which on the Closing Date shall be Bank of America, N.A., and on both the Second Omnibus Amendment Effective Date and Third Omnibus Amendment Effective Date shall be Bank of America, N.A., or Fifth Third Bank, as context requires.

(c) The definition of “Loan Agreement” in Section 1.01 of the Contribution Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Agreement” means that certain Receivables Loan Agreement, dated as of the Closing Date, among the Company, Professional Services, in its capacity as Collection Agent, the Lenders party thereto from time to time, the Managing Agents party thereto from time to time and Credit Agricole Corporate and Investment Bank, as Administrative Agent, as amended by the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment, as such agreement may be further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

(d) The definition of “Sale Agreement” in Section 1.01 of the Contribution Agreement is hereby amended and restated in its entirety to read as follows:

“Sale Agreement” means that certain Receivables Sale Agreement dated as of the Closing Date, among the Originators, the Buyer and the Collection Agent, as amended by the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, together with all instruments, documents and agreements executed by any of the Originators in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

(e) The definition of “Second Omnibus Amendment” in Section 1.01 of the Contribution Agreement is hereby amended and restated in its entirety to read as follows:

“Second Omnibus Amendment” means that certain Second Omnibus Amendment, made as of the Second Omnibus Amendment Effective Date, among the Company, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, Credit Agricole Corporate and Investment Bank, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Sale Agreement, and the Loan Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor, as Buyer and individually (as a performance undertaking party), and each of the Originators party to the Sale Agreement as of the Second Omnibus Amendment Effective Date, as Originators.

(f) The definition of “Supplemental Originators” in Section 1.01 of the Contribution Agreement is hereby deleted.

(g) Clause (d) of Section 2.01 of the Contribution Agreement is hereby amended by deleting the last sentence thereof and inserting in lieu thereof the following:

If at any time contrary to the mutual intent of the Transferor and the Company a court characterizes the transactions hereunder as loans by the Company to the Transferor, then the Transferor shall, effective as of the Closing Date, be deemed to have granted (and the Transferor hereby does grant) to the Company a first priority security interest in all of its right and title to and interest in all Purchased Property and the proceeds thereof as security for such loans advanced to the Transferor hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.

(h) Clause (j) of Section 4.01 of the Contribution Agreement is hereby amended by replacing the reference to “Second Omnibus Amendment Effective Date” appearing in such section with “Third Omnibus Amendment Effective Date”.

(i) The proviso set forth at the end of clause (x) of Section 4.01 of the Contribution Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by the Transferor under any Facility Document directly related to or directly arising from such violation without any further action

(j) The proviso set forth at the end of clause (i) of Section 5.01 of the Contribution Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by the Transferor under any Facility Document directly related to or directly arising from such violation without any further action

(k) The proviso set forth at the end of the second to last sentence of clause (b) of Section 6.07 of the Contribution Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by the Transferor, the Company or the Collection Agent under any Facility Document directly related to or directly arising from such violation without any further action

SECTION 5. Amendments to Sale Agreement. Subject to all of the terms and conditions set forth in this Amendment:

(a) Section 1.01 of the Sale Agreement is amended as by inserting the following definitions in the appropriate alphabetical order:

“Third Omnibus Amendment” means that certain Third Omnibus Amendment, made as of the Third Omnibus Amendment Effective Date, among the Company, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, Credit Agricole Corporate and Investment Bank, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Loan Agreement, and as Authorized Representative, CHS, as Transferor, as Buyer and individually (as a performance undertaking party), each of the Originators party to this Agreement as of the Third Omnibus Amendment Effective Date, as Originators, and such other parties as are named therein.

“Third Omnibus Amendment Effective Date” means March 31, 2014.

(b) The definition of “Collection Account Bank” in Section 1.01 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Collection Account Bank” means a bank or other financial institution holding one or more Collection Accounts, which on the Closing Date shall be Bank of America, N.A., and on both the Second Omnibus Amendment Effective Date and Third Omnibus Amendment Effective Date shall be Bank of America, N.A., or Fifth Third Bank, as context requires.

(c) The definition of “Contribution Agreement” in Section 1.01 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Contribution Agreement” means that certain Receivables Purchase and Contribution Agreement dated as of the Closing Date, among the Transferor, the Company and the Collection Agent, as amended by the First Omnibus Amendment, the Second Omnibus Amendment, and the Third Omnibus

Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, together with all instruments, documents and agreements executed by any of the CHS Parties party thereto in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

(d) The definition of “Originator Notes” in Section 1.01 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Originator Notes” means the subordinated promissory notes, each of which is (i) payable to the Authorized Representative as the paying agent for one or more Originators and (ii) is substantially in the form of Exhibit B attached hereto, as each such note may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

(e) The definition of “Second Omnibus Amendment” in Section 1.01 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Second Omnibus Amendment” means that certain Second Omnibus Amendment, made as of the Second Omnibus Amendment Effective Date, among the Company, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, Credit Agricole Corporate and Investment Bank, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Loan Agreement, and as Authorized Representative, CHS, as Transferor, as Buyer and individually (as a performance undertaking party), and each of the Originators party to this Agreement as of the Second Omnibus Amendment Effective Date, as Originators.

(f) The definition of “Specified Originators” in Section 1.01 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Specified Originators” means the Originators listed on Schedule V, which Schedule also sets forth the percentage ownership of the issued and outstanding equity interests of each such Originator that is held by CHS and its subsidiaries as of the Third Omnibus Amendment Effective Date.

(g) The definition of “Supplemental Originators” in Section 1.01 of the Sale Agreement is hereby deleted.

(h) Clause (d) of Section 2.01 of the Sale Agreement is hereby amended by deleting the last sentence thereof and inserting in lieu thereof the following:

If at any time contrary to the mutual intent of the Originators and the Buyer a court characterizes the transactions hereunder as loans by the Buyer to the

Originators, then each of the Originators shall, effective as of the Closing Date (with respect to Initial Originators) or effective as of the date of such Originator’s Addition (with respect to Originators added as additional Originators hereunder after the Closing Date), be deemed to have granted (and each Originator hereby does grant) to the Buyer a first priority security interest in all of its right and title to and interest in all Purchased Property and the proceeds thereof as security for such loans and for the repayment of all amounts advanced to the Originators hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.

(i) Clause (j) of Section 4.01 of the Sale Agreement is hereby amended by replacing the reference to “Second Omnibus Amendment Effective Date” appearing in such section with “Third Omnibus Amendment Effective Date”.

(j) The proviso set forth at the end of clause (x) of Section 4.01 of the Sale Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by any Originator under any Facility Document directly related to or directly arising from such violation without any further action.

(k) The proviso set forth at the end of clause (l) of Section 5.01 of the Sale Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by any Originator under any Facility Document directly related to or directly arising from such violation without any further action.

(l) The proviso set forth at the end of the second to last sentence of clause (b) of Section 6.07 of the Sale Agreement is hereby amended by adding the following language before the period at the end thereof:

and, if such violation is cured within such 15 day period, the cure of such violation shall be effective to cure any breach of any covenant, representation or warranty by any Originator or the Collection Agent under any Facility Document directly related to or directly arising from such violation without any further action.

(m) Schedule I of the Sale Agreement is hereby replaced with the Schedule I attached hereto as Annex D.

(n) Schedule III of the Sale Agreement is hereby replaced with the Schedule III attached hereto as Annex E.

(o) Schedule V of the Sale Agreement is hereby replaced with the Schedule V attached hereto as Annex F.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the following conditions have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Borrower, the Company, the Collection Agent (as Collection Agent under each of the Receivables Loan Agreement, the Contribution Agreement, and the Sale Agreement), the Authorized Representative, the Transferor, the Buyer, CHS individually, the Existing Originators (including the Removed Originator, as Removed Originator), the Supplemental Originators, the Managing Agents, the Committed Lenders, the Conduit Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received the items listed in Schedule II.

(c) All fees and expenses required to be paid prior to an Advance under the Receivables Loan Agreement (as amended by this Amendment) pursuant to (i) the Receivables Loan Agreement (as amended by this Amendment) and (ii) the Fee Letter (as amended and restated on the date hereof) shall have been paid.

(d) Each Managing Agent and the Administrative Agent shall have completed satisfactory due diligence and obtained the requisite credit approvals.

SECTION 7. Representations and Warranties.

(a) Each of the CHS Parties represents and warrants as of the date hereof that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the performance of the Receivables Loan Agreement, Contribution Agreement, Sale Agreement and the other Facility Documents, each as amended hereby, and (ii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

(b) Each of the CHS Parties represents and warrants as of the date hereof that each of this Amendment and each Facility Document (as amended by this Amendment or otherwise as of the date hereof, as applicable) constitutes such Person’s legal, valid and binding obligation, enforceable against such person in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) The Borrower hereby makes each of the representations and warranties contained in Sections 4.01 and 4.03 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(d) The Collection Agent hereby makes each of the representations and warranties contained in Section 4.02 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(e) Each of the Borrower and the Collection Agent further represents and warrants that, both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute an Event of Default.

SECTION 8. Facility Document. This Amendment shall constitute a Facility Document under the terms of the Receivables Loan Agreement as amended hereby.

SECTION 9. Further Assurances. The Borrower and the Collection Agent agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 10. Confirmation of Agreements. On and after the date hereof, all references to each of the Receivables Loan Agreement, the Contribution Agreement, and the Sale Agreement in the Facility Documents and the other documents and instruments delivered pursuant to or in connection with such Facility Documents shall mean, respectively, (i) the Receivables Loan Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms, (ii) the Contribution Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms, and (iii) the Sale Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms. Except as herein expressly amended, each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement are ratified and confirmed in all respects and shall remain in full force and effect in accordance with each agreement’s respective terms.

SECTION 11. Confirmation of Undertaking. CHS, as undertaking party under the Collection Agent Performance Undertaking, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Performance Undertaking”), in favor of CA-CIB as administrative agent on behalf of the Lenders, hereby consents to the amendments to (i) the Receivables Loan Agreement set forth in Section 3 of this Amendment, (ii) the Contribution Agreement set forth in Section 4 of this Amendment, and (iii) the Sale Agreement set forth in Section 5 of this Amendment, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Performance Undertaking heretofore executed and delivered by it is, and shall continue to be, in full force and effect in accordance with its terms and shall apply to the Receivables Loan Agreement, Contribution Agreement and Sale Agreement, each as amended by this Amendment, and the Performance Undertaking is hereby so ratified and confirmed.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF

THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

CHS RECEIVABLES FUNDING, LLC, as Borrower and as Company

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

CHS Receivables Funding, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Rachel A. Seifert Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: rachel_seifert@chs.net

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, as Collection Agent under each of the Receivables Loan Agreement, Contribution Agreement and Sale Agreement and as Authorized Representative

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Community Health Systems Professional Services Corporation

4000 Meridian Boulevard

Franklin, Tennessee 37067

Attention: Rachel A. Seifert

Telephone No: (615) 465-7000

Facsimile No: (615) 373-9704

Email: rachel_seifert@chs.net

Signature Page to Third Omnibus Amendment

CHS/COMMUNITY HEALTH SYSTEMS, INC., as Transferor, as Buyer and individually

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, as a Managing Agent and as a Committed Lender

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis Title: Managing Director

By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

Crédit Agricole CIB 1301 Avenue of the Americas New York, NY 10019 Attention: Roman Burt Telephone No: (212) 261-3996 Facsimile No: (917) 849-5584 Email: roman.burt@ca-cib.com

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender

By:	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis Title: Managing Director

By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

Atlantic Asset Securitization

c/o Crédit Agricole CIB

1301 Avenue of the Americas

New York, NY 10019

Attention: Roman Burt

Telephone No: (212) 261-3996

Facsimile No: (917) 849-5584

Email: roman.burt@ca-cib.com

Signature Page to Third Omnibus Amendment

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Committed Lender

By:	/s/ John Frazell
Name: John Frazell Title: Director

LIBERTY STREET FUNDING LLC, as a Conduit Lender

By:	/s/ Jill A. Russo
Name: Jill A. Russo Title: Vice President

Signature Page to Third Omnibus Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent

By:	/s/ Luna Mills
Name: Luna Mills Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Committed Lender

By:	/s/ B. McNany
Name: B. McNany Title: Vice President

VICTORY RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis Title: Vice President

Signature Page to Third Omnibus Amendment

ORIGINATORS:

AFFINITY HOSPITAL, LLC

BERWICK HOSPITAL COMPANY, LLC

BLUEFIELD HOSPITAL COMPANY, LLC

BLUFFTON HEALTH SYSTEM LLC

BULLHEAD CITY HOSPITAL CORPORATION

CARLSBAD MEDICAL CENTER, LLC

CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC

COATESVILLE HOSPITAL CORPORATION

CRESTVIEW HOSPITAL CORPORATION

DEACONESS HEALTH SYSTEM, LLC

DHSC, LLC

DUKES HEALTH SYSTEM, LLC

DYERSBURG HOSPITAL CORPORATION

EMPORIA HOSPITAL CORPORATION

FOLEY HOSPITAL CORPORATION

FRANKLIN HOSPITAL CORPORATION

GADSDEN REGIONAL MEDICAL CENTER, LLC

GALESBURG HOSPITAL CORPORATION

GRANBURY HOSPITAL CORPORATION

GRANITE CITY ILLINOIS HOSPITAL COMPANY, LLC

GREENBRIER VMC, LLC

HOSPITAL OF MORRISTOWN, INC.

JACKSON, TENNESSEE HOSPITAL COMPANY, LLC

JOURDANTON HOSPITAL CORPORATION

KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.):

LAKE WALES HOSPITAL CORPORATION

LANCASTER HOSPITAL CORPORATION

LAS CRUCES MEDICAL CENTER, LLC

LEA REGIONAL HOSPITAL, LLC

MARTIN HOSPITAL CORPORATION

MARY BLACK HEALTH SYSTEM LLC

MCKENZIE-WILLAMETTE REGIONAL MEDICAL CENTER ASSOCIATES, LLC

MCNAIRY HOSPITAL CORPORATION MCSA, L.L.C.

MOBERLY HOSPITAL COMPANY, LLC

NATIONAL HEALTHCARE OF LEESVILLE, INC. NATIONAL HEALTHCARE OF MT. VERNON, INC.

NORTHAMPTON HOSPITAL COMPANY, LLC

NORTHWEST HOSPITAL, LLC

ORO VALLEY HOSPITAL, LLC

PAYSON HOSPITAL CORPORATION

PETERSBURG HOSPITAL COMPANY, LLC

PHOENIXVILLE HOSPITAL COMPANY, LLC

POTTSTOWN HOSPITAL COMPANY, LLC

PORTER HOSPITAL, LLC

QHG OF ENTERPRISE, INC.

QHG OF SOUTH CAROLINA, INC.

ROSWELL HOSPITAL CORPORATION

RUSTON LOUISIANA HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.):

SAN MIGUEL HOSPITAL CORPORATION

SCRANTON HOSPITAL COMPANY, LLC

SHELBYVILLE HOSPITAL CORPORATION

SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC

SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC

SPOKANE WASHINGTON HOSPITAL COMPANY, LLC

ST. JOSEPH HEALTH SYSTEM LLC

TOMBALL TEXAS HOSPITAL COMPANY, LLC

TOOELE HOSPITAL CORPORATION

WARREN OHIO HOSPITAL COMPANY, LLC

WARREN OHIO REHAB HOSPITAL COMPANY, LLC

WARSAW HEALTH SYSTEM LLC

WAUKEGAN ILLINOIS HOSPITAL COMPANY, LLC

WEATHERFORD TEXAS HOSPITAL COMPANY, LLC

WESLEY HEALTH SYSTEM, LLC

WEST GROVE HOSPITAL COMPANY, LLC

WILKES-BARRE HOSPITAL COMPANY, LLC

WOMEN & CHILDREN’S HOSPITAL, LLC

YOUNGSTOWN OHIO HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.):

ANNA HOSPITAL CORPORATION

AUGUSTA HOSPITAL, LLC

BIG BEND HOSPITAL CORPORATION

BIG SPRING HOSPITAL CORPORATION

BLUE RIDGE GEORGIA HOSPITAL COMPANY, LLC

CENTRE HOSPITAL CORPORATION

CLINTON HOSPITAL CORPORATION

DEMING HOSPITAL CORPORATION

EVANSTON HOSPITAL CORPORATION

FALLBROOK HOSPITAL CORPORATION

FORREST CITY ARKANSAS HOSPITAL COMPANY, LLC

FORT PAYNE HOSPITAL CORPORATION

GREENVILLE HOSPITAL CORPORATION HOSPITAL OF BARSTOW, INC.

HOSPITAL OF FULTON, INC.

HOSPITAL OF LOUISA, INC.

KIRKSVILLE MISSOURI HOSPITAL COMPANY, LLC

LEXINGTON HOSPITAL CORPORATION

LUTHERAN MUSCULOSKELETAL CENTER, LLC

MARION HOSPITAL CORPORATION

MCKENZIE TENNESSEE HOSPITAL COMPANY, LLC

MMC OF NEVADA, LLC

NATIONAL HEALTHCARE OF NEWPORT, INC.

OAK HILL HOSPITAL CORPORATION

PHILLIPS HOSPITAL CORPORATION

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.):

RED BUD ILLINOIS HOSPITAL COMPANY, LLC

SALEM HOSPITAL CORPORATION

SCRANTON QUINCY HOSPITAL COMPANY, LLC

SUNBURY HOSPITAL COMPANY, LLC

WATSONVILLE HOSPITAL CORPORATION

WILLIAMSTON HOSPITAL CORPORATION

WOODWARD HEALTH SYSTEM, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.): BROWNWOOD HOSPITAL, L.P.
By:	Brownwood Medical Center, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

COLLEGE STATION HOSPITAL, L.P.
By:	College Station Medical Center, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

IOM HEALTH SYSTEM, L.P.
By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.): LAREDO TEXAS HOSPITAL COMPANY, L.P.
By:	Webb Hospital Corporation
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P.
By:	Regional Hospital of Longview, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

NAVARRO HOSPITAL, L.P.
By:	Navarro Regional, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.): PINEY WOODS HEALTHCARE SYSTEM, L.P.
By:	Woodland Heights Medical Center, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP
By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P.
By:	San Angelo Community Medical Center, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

VICTORIA OF TEXAS, L.P.
By:	Detar Hospital, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

ORIGINATORS (CONT.): ARMC, L.P.
By:	Triad-ARMC, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

CRESTWOOD HEALTHCARE, L.P.
By:	Crestwood Hospital, LLC
Its:	General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

REMOVED ORIGINATOR: NANTICOKE HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

Signature Page to Third Omnibus Amendment

Schedule I

2014 Supplemental Originators

Hospital Name	Legal Entity Name	Jurisdiction	Address

Union County Hospital	Anna Hospital Corporation	IL	517 North Main Anna, IL 62906

Abilene Regional Medical Center	ARMC, L.P.	DE	6250 Highway 83/84 Abilene, TX 79606

Trinity Hospital of Augusta	Augusta Hospital, LLC	DE	2260 Wrightsboro Road Augusta, GA 30904

Big Bend Regional Medical Center	Big Bend Hospital Corporation	TX	2600 Highway 118 North Alpine, TX 79830

Scenic Mountain Medical Center	Big Spring Hospital Corporation	TX	1601 West Eleventh Place Big Spring, TX 79720

Fannin Regional Hospital	Blue Ridge Georgia Hospital Company, LLC	DE	2855 Old Highway 5, North Blue Ridge, GA 30513

Cherokee Medical Center	Centre Hospital Corporation	AL	400 Northwood Drive Centre, AL 35960

Lock Haven Hospital	Clinton Hospital Corporation	PA	24 Cree Drive Lock Haven, PA 17745

Crestwood Medical Center	Crestwood Healthcare, L.P.	DE	One Hospital Drive SW Huntsville, AL 35801

Mimbres Memorial Hospital	Deming Hospital Corporation	NM	900 W. Ash Street Deming, NM 88030

Evanston Regional Hospital	Evanston Hospital Corporation	WY	190 Arrowhead Drive Evanston, WY 82930

Fallbrook Hospital	Fallbrook Hospital Corporation	DE	624 East Elder Fallbrook, CA 92028

Forrest City Medical Center	Forrest City Arkansas Hospital Company, LLC	AR	1601 Newcastle Road Forrest City, AR 72335

Schedules to Third Omnibus Amendment

Hospital Name	Legal Entity Name	Jurisdiction	Address
DeKalb Regional Medical Center	Fort Payne Hospital Corporation	AL	200 Medical Center Drive (P.O. Box 680778), Fort Payne, AL 35968

L.V. Stabler Memorial Hospital	Greenville Hospital Corporation	AL	29 L.V. Stabler Drive Greenville, AL 36037

Barstow Community Hospital	Hospital of Barstow, Inc.	DE	820 East Mountain View Street Barstow, CA 92311

Parkway Regional Hospital	Hospital of Fulton, Inc.	KY	2000 Holiday Lane (P.O. Box 866) Fulton, KY 42041

Three Rivers Medical Center	Hospital of Louisa, Inc.	KY	2483 Highway 644 (P.O. Box 769) Louisa, KY 41230

Northeast Regional Medical Center	Kirksville Missouri Hospital Company, LLC	MO	315 S. Osteopathy Kirksville, MO 63501

Henderson County Community Hospital	Lexington Hospital Corporation	TN	200 West Church St. Lexington, TN 38351

The Orthopaedic Hospital of Lutheran Health Network	Lutheran Musculoskeletal Center, LLC	DE	7952 W. Jefferson Blvd. Fort Wayne, IN 46804

Heartland Regional Medical Center	Marion Hospital Corporation	IL	3333 West DeYoung Marion, IL 62959

McKenzie Regional Hospital	McKenzie Tennessee Hospital Company, LLC	DE	161 Hospital Dr. McKenzie, TN 38201

Mesa View Regional Hospital	MMC of Nevada, LLC	DE	1299 Bertha Howe Avenue Mesquite, NV 89027

Harris Hospital	National Healthcare of Newport, Inc.	DE	1205 McLain Newport, AR 72112

Plateau Medical Center	Oak Hill Hospital Corporation	WV	430 Main Street Oak Hill, WV 25901

Helena Regional Medical Center	Phillips Hospital Corporation	AR	1801 Martin Luther King Drive (P.O. Box 788), Helena, AR 72342

Schedules to Third Omnibus Amendment

Hospital Name	Legal Entity Name	Jurisdiction	Address
Red Bud Regional Hospital	Red Bud Illinois Hospital Company, LLC	IL	325 Spring Street Red Bud, IL 62278

The Memorial Hospital of Salem County	Salem Hospital Corporation	NJ	310 Woodstown Road Salem, NJ 08079

Moses Taylor Hospital	Scranton Quincy Hospital Company, LLC	DE	700 Quincy Ave. Scranton, PA 18510

Sunbury Community Hospital	Sunbury Hospital Company, LLC	DE	350 N. Eleventh Street (P. O. Box 737), Sunbury, PA 17801

Watsonville Community Hospital	Watsonville Hospital Corporation	DE	75 Nielson Street Watsonville, CA 95076

Martin General Hospital	Williamston Hospital Corporation	NC	310 S. McCaskey Road Williamston, NC 27892

Woodward Regional Hospital	Woodward Health System, LLC	DE	900 17th Street Woodward, OK 73801

Schedules to Third Omnibus Amendment

Schedule II

Condition Precedent Documents

As required by Section 6 of the Amendment, each of the following items must be delivered to the Administrative Agent prior to the effectiveness of the Amendment. Unless otherwise indicated, each of the documents below is dated as of March 31, 2014:

Document/Action

1.	Amendment

Schedules to Amendment

Schedule I	Supplemental Originators

Schedule II	Condition Precedent Documents (Closing List)

Annexes to Amendment

Annex A	Form of Joinder Agreement

Annex B	Schedule I to Receivables Loan Agreement - Lenders

Annex C	Schedule VI to Receivables Loan Agreement - Specified Originators

Annex D	Schedule I to Sale Agreement - Originators

Annex E	Schedule III to Sale Agreement - Legal Name

Annex F	Schedule V to Sale Agreement - Specified Originators

2.	Originator Note for each Supplemental Originator that is a Specified Originator

3.	Second Amended and Restated Subordinated Note for Originators that are not Specified Originators

4.	Second Amended and Restated Deposit Account Notification Agreement (Government Healthcare Receivables) with Bank of America, N.A.

5.	Amended and Restated Deposit Account Notification Agreement (Government Healthcare Receivables) with Fifth Third Bank

6.	Joinder Agreement for Supplemental Originators

7.	Second Amended and Restated Fee Letter

8.	Officer’s Certificate of CHS concerning the requirements of Section 6.05(b)(ii) of the Parent Credit Agreement

9.	Officer’s Certificate of each of the Supplemental Originators certifying as to clauses (iii) and (v) of Section 9.14(a) of the Receivables Sale Agreement

10.	Officer’s Certificate of the Removed Originator pursuant to Section 9.14(b) of the Receivables Sale Agreement

Schedules to Third Omnibus Amendment

Document/Action

11.	Secretary’s Certificate certifying and attaching (i) a copy of the certificate of incorporation or formation, as amended through the date hereof, certified by the applicable Secretary of State, (ii) a copy of the operating agreement, by-laws or partnership agreement, as applicable, as amended through the date hereof, (iii) a copy of the resolutions adopted, (iv) the names and signatures of the officers authorized on its behalf to execute the agreements to be delivered by it and (v) a copy of each good standing certificate and (if principal place of business is not the same as its jurisdiction of organization) certificates of foreign qualification from the applicable Secretary of State or other official, dated as of a recent date (or, for any entity that is not a Supplemental Originator, certifying its good standing in its state of incorporation/organization, and its due qualification in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a Material Adverse Effect), for each of:

(a)	Borrower

(b)	Collection Agent

(c)	Each of the Originators

(d)	CHS

12.	Opinion of Kirkland & Ellis LLP, counsel for the Borrower, Collection Agent, Originators (located in Delaware and Illinois), Nanticoke, CHS and Parent, as to existence and good standing, due authorization and execution, non-contravention, governmental approvals, health care issues, enforceability and creation, perfection and priority of security interests

13.	Opinion of Kirkland & Ellis LLP, counsel for the Borrower, Collection Agent, Originators (located in Delaware and Illinois), Nanticoke, CHS and Parent, relating to issues of “true sale” (“first step”)

14.	Opinion of Kirkland & Ellis LLP, counsel for the Borrower, Collection Agent, Originators (located in Delaware and Illinois), Nanticoke, CHS and Parent, relating to issues of “true sale” (“second step”)

15.	Opinion of in-house counsel for Borrower, Collection Agent, Originators and CHS regarding additional corporate matters

16.	Opinion of Polsinelli Shughart PC, health care counsel for the Borrower, Collection Agent, Originators and CHS

17.	Opinion of Bradley Arant Boult Cummings LLP, Alabama local counsel for each of the Originators organized in such local counsel’s jurisdiction

Schedules to Third Omnibus Amendment

Document/Action

18.	Opinion of Bradley Arant Boult Cummings LLP, Tennesee local counsel for each of the Originators organized in such local counsel’s jurisdiction

19.	Opinion of Liechty & McGinnis, LLP, Texas local counsel for each of the Originators organized in such local counsel’s jurisdiction

20.	Results of lien searches (including UCC and tax) from each of the relevant jurisdictions, dated as of a recent date, with respect to each of the Supplemental Originators

21.	Forms of UCC-1 Financing Statements (and UCC-3 Financing Statements as necessary) naming each Supplemental Originator, as debtor/seller, CHS, as secured party/purchaser, Borrower, as Assignee, and CA-CIB, as Administrative Agent, as assignee of Borrower, which forms shall be filed on or prior to the Amendment Effective Date

22.	Forms of financing statements necessary to terminate or amend any financing statements filed in connection with the Parent Credit Agreement or any secured indenture covering the Receivables, Related Security or Collections previously filed against CHS, any Existing Originator and any Supplemental Originator in such Person’s jurisdiction of organization, which forms shall be filed on or prior to the Amendment Effective Date

23.	Approval of Parent Credit Agreement Administrative Agent under Section 6.05(b)(ii) of the Parent Credit Agreement

24.	Bill of Sale between Borrower to CHS relating to receivables associated with Nanticoke Hospital Company, LLC

25.	Bill of Sale between CHS and Nanticoke Hospital Company, LLC relating to receivables associated with Nanticoke Hospital Company, LLC

26.	Delivery of the most recent monthly report on or before March 20, 2014 with respect to the February 2014 collection period

27.	Funding Request, dated March 28, 2014 (or such later date and at such later time than as provided in the Receivables Loan Agreement as may be approved by each Lender, in its respective sole discretion)

28.	Second Amended and Restated Administrative Agent Fee Letter

29.	Payment of fees and expenses

Schedules to Third Omnibus Amendment

Annex A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [            ], is made by each of the persons listed on Annex I hereto affiliated with CHS/Community Health Systems, Inc. (each a “Supplemental Originator” and, jointly and severally, the “Supplemental Originators”), and Community Health Systems Professional Services Corporation, as Collection Agent and Authorized Representative, and acknowledged and agreed by CHS/Community Health Systems, Inc., as Buyer, and Credit Agricole Corporate and Investment Bank, as Administrative Agent, and delivered pursuant to Section 9.14(a) of the Receivables Sale Agreement, dated as of March 21, 2012, by Community Health Professional Services Corporation, as Collection Agent and Authorized Representative, CHS/Community Health Systems, Inc., as Buyer, and the Originators party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Receivables Sale Agreement.

PRELIMINARY STATEMENTS:

WHEREAS, the parties to this Joinder Agreement wish to add the Supplemental Originators to the Receivables Sale Agreement in the manner hereinafter set forth; and

WHEREAS, this Joinder Agreement is entered into pursuant to Section 9.14(a) of the Receivables Sale Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

By executing and delivering this Joinder Agreement, each Supplemental Originator, agrees to become, and upon satisfaction of the conditions precedent contained in Section 9.14(a) of the Receivables Sale Agreement, does hereby become a party to the Receivables Sale Agreement as an Originator thereunder on the date hereof with the same force and effect as if originally named as an Originator thereunder as of the date hereof. In furtherance of and without limiting the generality of the foregoing, each Supplemental Originator expressly assumes and agrees to be bound by all obligations and liabilities of an Originator thereunder, including the obligation to sell Receivables, together with all of the Related Security relating to such Receivables and all Collections with respect to and other proceeds of such Receivables, in accordance with the terms thereof.

Each of the undersigned Supplemental Originators hereby represents and warrants as to itself that, after giving effect to the supplementation of the Schedules to the Receivables Sale Agreement as contemplated hereby, each of the representations and warranties contained in Article IV (Representations and Warranties) of the Receivables Sale Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date. The information set forth in Annex II hereto is hereby added to the information set forth in Schedules I, III, and V of the Receivables Sale Agreement and such Schedules shall be deemed to be supplemented by and with the information set forth in Annex II.

This Joinder Agreement shall be governed by the laws of the State of New York.

This Joinder Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page hereof by facsimile or by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

COLLECTION AGENT AND AUTHORIZED REPRESENTATIVE: COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION

By:
Name:
Title:

SUPPLEMENTAL ORIGINATORS: [SUPPLEMENTAL ORIGINATORS]

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Acknowledged and Agreed:

BUYER: CHS/COMMUNITY HEALTH SYSTEMS, INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Joinder Agreement]

ANNEX I

Supplemental Originators

Hospital Name	Legal Entity Name	Jurisdiction	Address

Annexes to Third Omnibus Amendment

ANNEX II

Supplement to Schedules to Receivables Sale Agreement

Schedule I:

Schedule III:

Schedule V:

Annexes to Third Omnibus Amendment

Annex B

SCHEDULE I

LENDERS

Commitments and Lender Groups

Managing Agent	Conduit Lender, if any	Committed Lender	Committed Lender Commitment
Credit Agricole Corporate and Investment Bank	Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	$270,000,000
The Bank of Nova Scotia	Liberty Street Funding LLC	The Bank of Nova Scotia	$180,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Victory Receivables Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$250,000,000

Annexes to Third Omnibus Amendment

Annex C

SCHEDULE VI

SPECIFIED ORIGINATORS

Originator	CHS %
1. ARMC, L.P.	87.58
2. Augusta Hospital, LLC	88.72
3. Blue Ridge Georgia Hospital Company, LLC	98.21
4. Crestview Hospital Corporation	96.5192
5. Crestwood Healthcare, L.P.	95.07
6. Deaconess Health System, LLC	97.168
7. Greenbrier VMC, LLC	96.0
8. IOM Health System, L.P.	86.30
9. Jackson, Tennessee Hospital Company, LLC	96.94
10. Kirksville Missouri Hospital Co., LLC	88.10
11. Lake Wales Hospital Corporation	94.7988
12. Laredo Texas Hospital Company, L.P.	95.012
13. Lutheran Musculoskeletal Center, LLC	60.00
14. Mary Black Health System LLC	98.1337
15. McKenzie-Willamette Regional Medical Center Associates, LLC	90.5
16. Petersburg Hospital Company, LLC	99.3
17. Piney Woods Healthcare System, L.P.	91.7823
18. Porter Hospital, LLC	91.17
19. Rehab Hospital of Fort Wayne General Partnership	86.30
20. San Angelo Hospital, L.P.	94.771
21. St. Joseph Health System LLC	86.30
22. Sunbury Hospital Company, LLC	73.26
23. Warsaw Health System LLC	99.07

Annexes to Third Omnibus Amendment

Annex D

SCHEDULE I

ORIGINATORS

1.	Affinity Hospital, LLC

2.	Anna Hospital Corporation

3.	ARMC, L.P.

4.	Augusta Hospital, LLC

5.	Berwick Hospital Company, LLC

6.	Big Bend Hospital Corporation

7.	Big Spring Hospital Corporation

8.	Blue Ridge Georgia Hospital Company, LLC

9.	Bluefield Hospital Company, LLC

10.	Bluffton Health System LLC

11.	Brownwood Hospital, L.P.

12.	Bullhead City Hospital Corporation

13.	Carlsbad Medical Center, LLC

14.	Centre Hospital Corporation

15.	Cleveland Tennessee Hospital Company, LLC

16.	Clinton Hospital Corporation

17.	Coatesville Hospital Corporation

18.	College Station Hospital, L.P.

19.	Crestview Hospital Corporation

20.	Crestwood Healthcare, L.P.

21.	Deaconess Health System, LLC

22.	Deming Hospital Corporation

23.	DHSC, LLC

24.	Dukes Health System, LLC

25.	Dyersburg Hospital Corporation

26.	Emporia Hospital Corporation

27.	Evanston Hospital Corporation

28.	Fallbrook Hospital Corporation

Annexes to Third Omnibus Amendment

29.	Foley Hospital Corporation

30.	Forrest City Arkansas Hospital Company, LLC

31.	Fort Payne Hospital Corporation

32.	Franklin Hospital Corporation

33.	Gadsden Regional Medical Center, LLC

34.	Galesburg Hospital Corporation

35.	Granbury Hospital Corporation

36.	Granite City Illinois Hospital Company, LLC

37.	Greenbrier VMC, LLC

38.	Greenville Hospital Corporation

39.	Hospital of Barstow, Inc.

40.	Hospital of Fulton, Inc.

41.	Hospital of Louisa, Inc.

42.	Hospital of Morristown, Inc.

43.	IOM Health System, L.P.

44.	Jackson, Tennessee Hospital Company, LLC

45.	Jourdanton Hospital Corporation

46.	Kay County Oklahoma Hospital Company, LLC

47.	Kirksville Missouri Hospital Company, LLC

48.	Lake Wales Hospital Corporation

49.	Lancaster Hospital Corporation

50.	Laredo Texas Hospital Company, L.P.

51.	Las Cruces Medical Center, LLC

52.	Lea Regional Hospital, LLC

53.	Lexington Hospital Corporation

54.	Longview Medical Center, L.P.

55.	Lutheran Musculoskeletal Center, LLC

56.	Marion Hospital Corporation

57.	Martin Hospital Corporation

58.	Mary Black Health System LLC

59.	McKenzie Tennessee Hospital Company, LLC

60.	McKenzie-Willamette Regional Medical Center Associates, LLC

61.	McNairy Hospital Corporation

62.	MCSA, L.L.C.

Annexes to Third Omnibus Amendment

63.	MMC of Nevada, LLC

64.	Moberly Hospital Company, LLC

65.	National Healthcare of Leesville, Inc.

66.	National Healthcare of Mt. Vernon, Inc.

67.	National Healthcare of Newport, Inc.

68.	Navarro Hospital, L.P.

69.	Northampton Hospital Company, LLC

70.	Northwest Hospital, LLC

71.	Oak Hill Hospital Corporation

72.	Oro Valley Hospital, LLC

73.	Payson Hospital Corporation

74.	Petersburg Hospital Company, LLC

75.	Phillips Hospital Corporation

76.	Phoenixville Hospital Company, LLC

77.	Piney Woods Healthcare System, L.P.

78.	Porter Hospital, LLC

79.	Pottstown Hospital Company, LLC

80.	QHG of Enterprise, Inc.

81.	QHG of South Carolina, Inc.

82.	Red Bud Illinois Hospital Company, LLC

83.	Rehab Hospital of Fort Wayne General Partnership

84.	Roswell Hospital Corporation

85.	Ruston Louisiana Hospital Company, LLC

86.	Salem Hospital Corporation

87.	San Angelo Hospital, L.P.

88.	San Miguel Hospital Corporation

89.	Scranton Hospital Company, LLC

90.	Scranton Quincy Hospital Company, LLC

91.	Shelbyville Hospital Corporation

92.	Siloam Springs Arkansas Hospital Company, LLC

93.	Spokane Valley Washington Hospital Company, LLC

94.	Spokane Washington Hospital Company, LLC

95.	St. Joseph Health System LLC

96.	Sunbury Hospital Company, LLC

97.	Tomball Texas Hospital Company, LLC

Annexes to Third Omnibus Amendment

98.	Tooele Hospital Corporation

99.	Victoria of Texas, L.P.

100.	Warren Ohio Hospital Company, LLC

101.	Warren Ohio Rehab Hospital Company, LLC

102.	Warsaw Health System LLC

103.	Watsonville Hospital Corporation

104.	Waukegan Illinois Hospital Company, LLC

105.	Weatherford Texas Hospital Company, LLC

106.	Wesley Health System LLC

107.	West Grove Hospital Company, LLC

108.	Wilkes-Barre Hospital Company, LLC

109.	Williamston Hospital Corporation

110.	Women & Children’s Hospital, LLC

111.	Woodward Health System, LLC

112.	Youngstown Ohio Hospital Company, LLC

Annexes to Third Omnibus Amendment

Annex E

SCHEDULE III

LEGAL NAME, JURISDICTION OF ORGANIZATION,

ORGANIZATIONAL ID NUMBER, PRINCIPAL PLACE OF BUSINESS,

CHIEF EXECUTIVE OFFICE, LOCATION OF RECORDS AND REGISTERED NAMES

The chief executive office of each Originator is 4000 Meridian Blvd., Franklin, TN 37067.

Each Originator keeps its Records at such Originator’s principal place of business, as well as at its chief executive office.

The legal name, jurisdiction of organization, organization ID number and principal place of business for each Originator are as follows:

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
1.	Affinity Hospital, LLC	DE	4023245	800 Montclair Rd, Birmingham, AL 35213
2.	Anna Hospital Corporation	IL	61552979	517 North Main Anna, IL 62906
3.	ARMC, L.P.	DE	3561898	6250 Highway 83/84 Abilene, TX 79606
4.	Augusta Hospital, LLC	DE	4180037	2260 Wrightsboro Road Augusta, GA 30904
5.	Berwick Hospital Company, LLC	DE	4447833	701 E. 16th St, Berwick, PA 18603
6.	Big Bend Hospital Corporation	TX	0145339600	2600 Highway 118 North Alpine, TX 79830
7.	Big Spring Hospital Corporation	TX	0133735500	1601 West Eleventh Place Big Spring, TX 79720
8.	Blue Ridge Georgia Hospital Company, LLC	DE	4782030	2855 Old Highway 5, North Blue Ridge, GA 30513
9.	Bluefield Hospital Company, LLC	DE	4812810	500 Cherry St, Bluefield, WV 24701

Annexes to Third Omnibus Amendment

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
10.	Bluffton Health System, LLC	DE	3089523	303 S. Main Street, Bluffton, IN 46714
11.	Brownwood Hospital, L.P.	DE	2967928	1501 Burnet Dr., Brownwood, TX 76801
12.	Bullhead City Hospital Corporation	AZ	09397220	2735 Silver Creek Rd, Bullhead City, AZ 86442
13.	Carlsbad Medical Center, LLC	DE	2964276	2430 W. Pierce, Carlsbad, NM 88220
14.	Centre Hospital Corporation	AL	245-901	400 Northwood Drive Centre, AL 35960
15.	Cleveland Tennessee Hospital Company, LLC	DE	4589625	2305 Chambliss Ave, Cleveland, TN 37311
16.	Clinton Hospital Corporation	PA	3049114	24 Cree Drive Lock Haven, PA 17745
17.	Coatesville Hospital Corporation	PA	2987105	201 Reeceville Rd, Coatesville, PA 19320
18.	College Station Hospital, L.P.	DE	2967943	1604 Rock Prairie, College Station, TX 77845
19.	Crestview Hospital Corporation	FL	P93000087326	151 Redstone Ave, S.E., Crestview, FL 32539
20.	Crestwood Healthcare, L.P.	DE	2616459	One Hospital Drive SW Huntsville, AL 35801
21.	Deaconess Health System, LLC	DE	3918793	5501 N. Portland Ave, Oklahoma City, OK 73112
22.	Deming Hospital Corporation	NM	1773365	900 W. Ash Street Deming, NM 88030
23.	DHSC, LLC	DE	3973263	875 Eighth Street, N.E. (P.O. Box 805), Massillon, OH 44648
24.	Dukes Health System, LLC	DE	3575662	275 West 12th Street, Peru, IN 46970
25.	Dyersburg Hospital Corporation	TN	435828	400 Tickle St, Dyersburg, TN 38024

Annexes to Third Omnibus Amendment

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
26.	Emporia Hospital Corporation	VA	0514489-4	727 N. Main St, Emporia, VA 23847
27.	Evanston Hospital Corporation	WY	1999- 000349020	190 Arrowhead Drive Evanston, WY 82930
28.	Fallbrook Hospital Corporation	DE	2921444	624 East Elder Fallbrook, CA 92028
29.	Foley Hospital Corporation	AL	208-366	1613 N. McKenzie St, Foley, AL 36535
30.	Forrest City Arkansas Hospital Company, LLC	AR	800076780	1601 Newcastle Road Forrest City, AR 72335
31.	Fort Payne Hospital Corporation	AL	245-903	200 Medical Center Drive (P.O. Box 680778), Fort Payne, AL 35968
32.	Franklin Hospital Corporation	VA	0529059-8	100 Fairview Dr., Franklin, VA 23851
33.	Gadsden Regional Medical Center, LLC	DE	4275573	1007 Goodyear Ave, Gadsden, AL 35903
34.	Galesburg Hospital Corporation	IL	63372153	695 N. Kellogg St, Galesburg, IL 61401
35.	Granbury Hospital Corporation	TX	0142527600	1310 Paluxy Rd, Granbury, TX 76048
36.	Granite City Illinois Hospital Company, LLC	IL	00585904	2100 Madison Ave, Granite City, IL 62040
37.	Greenbrier VMC, LLC	DE	3249745	202 Maplewood Ave, Ronceverte, WV 24970
38.	Greenville Hospital Corporation	AL	168-429	29 L.V. Stabler Drive Greenville, AL 36037
39.	Hospital of Barstow, Inc.	DE	2318485	820 East Mountain View Street Barstow, CA 92311
40.	Hospital of Fulton, Inc.	KY	0299733	2000 Holiday Lane (P.O. Box 866) Fulton, KY 42041
41.	Hospital of Louisa, Inc.	KY	0314079	2483 Highway 644 (P.O. Box 769) Louisa, KY 41230

Annexes to Third Omnibus Amendment

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
42.	Hospital of Morristown, Inc.	TN	264618	726 McFarland St, Morristown, TN 37814
43.	IOM Health System, L.P.	IN	LP95090037	7950 W. Jefferson Blvd., Fort Wayne, IN 46804
44.	Jackson, Tennessee Hospital Company, LLC	TN	435835	367 Hospital Blvd, Jackson, TN 38305
45.	Jourdanton Hospital Corporation	TX	0800001865	1905 Hwy 97 E., Jourdanton, TX 78026
46.	Kay County Oklahoma Hospital Company, LLC	OK	3512092198	1900 North 14th Street, Ponca City, OK 74601
47.	Kirksville Missouri Hospital Co., LLC	MO	LC0043450	315 S. Osteopathy Kirksville, MO 63501
48.	Lake Wales Hospital Corporation	FL	P02000099846	410 S. 11th St, Lake Wales, FL 33853
49.	Lancaster Hospital Corporation	DE	2436981	800 W. Meeting Street, Lancaster, SC 29720
50.	Laredo Texas Hospital Company, L.P.	TX	0800237874	1700 E. Saunders, Laredo, TX 78041
51.	Las Cruces Medical Center, LLC	DE	3306969	4311 E. Lohman Ave, Las Cruces, NM 88011
52.	Lea Regional Hospital, LLC	DE	2964402	5419 N. Lovington Hwy, Hobbs, NM 88240
53.	Lexington Hospital Corporation	TN	000435830	200 West Church St. Lexington, TN 38351
54.	Longview Medical Center, L.P.	DE	2964553	2901 N. Fourth St, Longview, TX 75605
55.	Lutheran Musculoskeletal Center, LLC	DE	4463811	7952 W. Jefferson Blvd. Fort Wayne, IN 46804
56.	Marion Hospital Corporation	IL	58955876	3333 West DeYoung Marion, IL 62959
57.	Martin Hospital Corporation	TN	435833	161 Mt. Pelia Rd, Martin, TN 38237

Annexes to Third Omnibus Amendment

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
58.	Mary Black Health System, LLC	DE	2623318	1700 Skylyn Dr, Spartanburg, SC 29307
59.	McKenzie Tennessee Hospital Company, LLC	DE	4455045	161 Hospital Dr. McKenzie, TN 38201
60.	McKenzie-Willamette Regional Medical Center Associates, LLC	DE	3699827	1460 G St, Springfield, OR 97477
61.	McNairy Hospital Corporation	TN	435832	705 Poplar Ave, Selmer, TN 38375
62.	MCSA, LLC	AR	100129761	700 W. Grove St, El Dorado, AR 71730
63.	MMC of Nevada, LLC	DE	3540578	1299 Bertha Howe Avenue Mesquite, NV 89027
64.	Moberly Hospital Company, LLC	DE	4447851	1515 Union Ave, Moberly, MO 65270
65.	National Healthcare of Leesville, Inc.	DE	2101020	1020 Fertitta Blvd, Leesville, LA 71446
66.	National Healthcare of Mt. Vernon, Inc.	DE	2063507	#8 Doctor’s Park Rd, Mt. Vernon, IL 62864
67.	National Healthcare of Newport, Inc.	DE	2062708	1205 McLain Newport, AR 72112
68.	Navarro Hospital, L.P.	DE	2964396	3201 W. Hwy 22, Corsicanna, TX 75110
69.	Northampton Hospital Company, LLC	DE	4442353	250 S. 21st, Easton, PA 18042
70.	Northwest Hospital, LLC	DE	2964436	6200 N. LaCholla Blvd, Tucson, AZ 85741
71.	Oak Hill Hospital Corporation	WV	46241	430 Main Street Oak Hill, WV 25901
72.	Oro Valley Hospital, LLC	DE	3575660	1551 E. Tangerine Rd, Oro Valley, AZ 85755
73.	Payson Hospital Corporation	AZ	08080240	807 S. Ponderosa, Payson, AZ 85541
74.	Petersburg Hospital Company, LLC	VA	S096843-0	200 Medical Park Blvd, Petersburg, VA 23805

Annexes to Third Omnibus Amendment

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
75.	Phillips Hospital Corporation	AR	100208457	1801 Martin Luther King Drive (P.O. Box 788), Helena, AR 72342
76.	Phoenixville Hospital Company, LLC	DE	3796044	140 Nutt Rd, Phoenixville, PA 19460
77.	Piney Woods Healthcare System, L.P.	DE	2964618	505 S. John Redditt Dr, Lufkin, TX 75904
78.	Porter Hospital, LLC	DE	4296736	814 LaPorte Avenue, Valparaiso, IN 46383
79.	Pottstown Hospital Company, LLC	DE	3657514	1600 E. High St, Pottstown, PA 19464
80.	QHG of Enterprise, Inc.	AL	176-166	400 N. Edwards St, Enterprise, AL 36330
81.	QHG of South Carolina, Inc	SC	N/A	805 Pamplico Highway, Florence, SC 29505, and 2829 E Hwy 76, Mullins, SC 29574[1]
82.	Red Bud Illinois Hospital Company, LLC	IL	00556424	325 Spring Street Red Bud, IL 62278
83.	Rehab Hospital of Fort Wayne General Partnership	DE	N/A	7970 West Jefferson Blvd., Fort Wayne, IN 46804
84.	Roswell Hospital Corporation	NM	1913540	405 West Country Club Road, Roswell, NM 88201
85.	Ruston Louisiana Hospital Company, LLC	DE	4270657	401 E. Vaughn Ave, Ruston, LA 71270
86.	Salem Hospital Corporation	NJ	0100863665	310 Woodstown Road Salem, NJ 08079
87.	San Angelo Hospital, L.P.	DE	2964591	3501 Knickerbocker Rd, San Angelo, TX 76904

[1]	These addresses represent the physical location of Carolinas Health System and Marion Regional Hospital, respectively. Records for Receivables are kept separately for each hospital at each of their respective physical locations.

Annexes to Third Omnibus Amendment

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
88.	San Miguel Hospital Corporation	NM	2027670	104 Legion Dr, Las Vegas, NM 87701
89.	Scranton Hospital Company, LLC	DE	4927796	746 Jefferson Avenue, Scranton, PA 18510
90.	Scranton Quincy Hospital Company, LLC	DE	5005530	700 Quincy Ave. Scranton, PA 18510
91.	Shelbyville Hospital Corporation	TN	494640	2835 Hwy 231 N., Shelbyville, TN 37160
92.	Siloam Springs Arkansas Hospital Company, LLC	DE	4617628	205 E. Jefferson St, Siloam Springs, AR 72761
93.	Spokane Valley Washington Hospital Company, LLC	DE	4447178	12606 East Mission Avenue, Spokane Valley, WA 99216
94.	Spokane Washington Hospital Company, LLC	DE	4436798	800 W. 5th Avenue, Spokane, WA 99204
95.	St. Joseph Health System, LLC	DE	2909376	700 Broadway, Fort Wayne, IN 46802
96.	Sunbury Hospital Company, LLC	DE	4442354	350 N. Eleventh Street (P. O. Box 737), Sunbury, PA 17801
97.	Tomball Texas Hospital Company, LLC	DE	5017131	605 Holderrieth, Tomball, TX 77375
98.	Tooele Hospital Corporation	UT	1424668- 0142	2055 N. Main, Tooele, UT 84074
99.	Victoria of Texas, L.P.	DE	2949026	101 Medical Dr, Victoria, TX 77904, and 506 E. San Antonio St., Victoria, TX 77901[2]
100.	Warren Ohio Hospital Company, LLC	DE	4856127	1350 E. Market St., Warren, OH 44484

[2]	These addresses represent the physical location of DeTar Hospital North, and DeTar Hospital Navarro, respectively. [Records for Receivables are kept separately for each hospital at each of their respective physical locations.]

Annexes to Third Omnibus Amendment

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
101.	Warren Ohio Rehab Hospital Company, LLC	DE	4856131	8747 Squires Lane Northeast, Warren, OH 44484
102.	Warsaw Health System, LLC	DE	2987604	2101 East DuBois Drive, Warsaw, IN 46580
103.	Watsonville Hospital Corporation	DE	2872860	75 Nielson Street Watsonville, CA 95076
104.	Waukegan Illinois Hospital Company, LLC	IL	01715232	1324 N. Sheridan Rd, Waukegan, IL 60085, and 2615 Washington Street, Waukegan, IL 60085[3]
105.	Weatherford Texas Hospital Company, LLC	TX	800718224	713 E. Anderson Street, Weatherford, TX 76086
106.	Wesley Health System, LLC	DE	2770969	5001 Hardy St, Hattiesburg, MS 39402
107.	West Grove Hospital Company, LLC	DE	4442356	1015 W. Baltimore Pike, West Grove, PA 19390
108.	Wilkes-Barre Hospital Company, LLC	DE	4617619	575 North River Street, Wilkes-Barre, PA 18764
109.	Williamston Hospital Corporation	NC	0466901	310 S. McCaskey Road Williamston, NC 27892
110.	Women & Children’s Hospital, LLC	DE	2964655	4200 Nelson Rd, Lake Charles, LA 70605
111.	Woodward Health System, LLC	DE	2964411	900 17th Street Woodward, OK 73801
112.	Youngstown Ohio Hospital Company, LLC	DE	4848328	500 Gypsy Lane, Youngstown, OH 44501

[3]	These addresses represent the physical location of Vista Medical Center and Vista Medical Center West, respectively. [Records for Receivables are kept separately for each hospital at each of their respective physical locations.]

Annexes to Third Omnibus Amendment

All currently registered trade names, fictitious names, assumed names or “doing business as” names or other names under which it is doing business for each Originator are set forth on the following table:

	Parties	Names

1.	Affinity Hospital, LLC	- Montclair Baptist Medical Center - Lab First - Trinity Medical Center

2.	Anna Hospital Corporation	- Union County Hospital - Union County Hospital Long Term Care - Convenient Care Clinic

3.	ARMC, L.P.	- David M. Collins WellHealth Center - ARMC-Surgery Center - Abilene Regional Medical Center

4.	Augusta Hospital, LLC	- Premier Care of Augusta - Trinity Hospital of Augusta

5.	Berwick Hospital Company, LLC	- Berwick Hospital Center - Berwick Recovery Systems - Berwick Retirement Village Nursing Home - Berwick Family Medicine and Obstetrics - Berwick Hospital CRNA Group - Berwick Orthopedics

6.	Big Bend Hospital Corporation

- Big Bend Regional Medical Center

- Big Bend Regional Medical Center Home Health Agency

- Alpine Rural Health Clinic

- Presidio Rural Health Clinic

- Marfa Rural Health Clinic

- All five d/b/a filed w/county of residence for Registered Agent

7.	Big Spring Hospital Corporation	- Scenic Mountain Medical Center

8.	Blue Ridge Georgia Hospital Company, LLC	- Fannin Regional Hospital - Fannin Regional M.O.B - Tri-County Diagnostic Center - Medical Specialities of Ellijay

9.	Bluefield Hospital Company, LLC	- Bluefield Regional Medical Center

10.	Bluffton Health System LLC	- Bluffton Regional Medical Center - Wells Community Hospital - Caylor-Nickel Medical Center

11.	Brownwood Hospital, L.P.

- Brownwood Regional Medical Center

- Brownwood Regional Rehab and Fitness Zone

- Brownwood Surgery Center

- Brownwood Regional Medical Center—Geriatric Psychiatric Unit

- Brownwood Regional Medical Center—Skilled Nursing Facility

- Brownwood Regional Medical Center—Rehab Unit

- One Source Health Center—San Saba

- One Source Health Center—Early

- One Source Health Center—Lake Brownwood

- One Source Health Center—Comanche

- One Source Health Center—Cross Plains

- One Source Health Center—Rising Star

- Brownwood Regional Medical Center Outpatient Imaging and Breast Center

Annexes to Third Omnibus Amendment

	Parties	Names

12.	Bullhead City Hospital Corporation	- Western Arizona Regional Medical Center - W.A.R.M.C. Imaging Center - W.A.R.M.C. Outpatient Rehabilitation Center

13.	Carlsbad Medical Center, LLC	- Carlsbad Medical Center

14.	Centre Hospital Corporation	- Cherokee Medical Center

15.	CHS Receivables Funding, LLC	N/A

16.	CHS/Community Health Systems, Inc.	N/A

17.	Cleveland Tennessee Hospital Company, LLC	- SkyRidge Medical Center - SkyRidge Medical Center Westside Campus - Pine Ridge Treatment Center

18.	Clinton Hospital Corporation

- Lock Haven Hospital

- Haven Skilled Rehabilitation and Nursing

- Haven Wound Care Clinic, an Affiliate of Lock Haven Hospital

- Haven Diagnostic Sleep Lab

- Haven Occupational Health

- Haven Medical Center

19.	Coatesville Hospital Corporation

- Brandywine Hospital

- Brandywine Health System

- Brandywine School of Nursing

- Brandywine Hospital Home Health

- Brandywine Hospital Hospice

- Brandywine Hospital Women’s Health-New Garden

- Brandywine Hospital Cardiothoracic Surgery

- Brandywine Behavioral Health Pavilion

20.	College Station Hospital, L.P.	- College Station Medical Center - The Heart Institute at College Station Medical Center - College Station Orthopaedic Center

21.	Community Health Systems Professional Services Corporation	- CHS Professional Services Corporation (AL) - Community Health Systems PSC, Inc. (WA) - Trademark: Community Health Systems, (TN) - CH Aviation (TN)

22.	Crestview Hospital Corporation

- North Okaloosa Medical Center

- Hospitalist Services of Okaloosa County

- Bluewater Bay Medical Center

- North Okaloosa Medical Center—Transitional Care Unit

- Gateway Medical Clinic

- Gateway Medical Clinic—Laurel Hill

- Baker Clinic

- Baker Medical Clinic

- Gateway Medical Clinic—Baker

- North Okaloosa Medical Center Surgery Center

23.	Crestwood Healthcare, L.P.	- Crestwood Medical Center - Columbia Homecare Huntsville - Columbia Medical Center of Huntsville

24.	Deaconess Health System, LLC	- Deaconess Hospital - Deaconess Surgery Center - Deaconess Wound Care North & South - Deaconess Outreach Services

Annexes to Third Omnibus Amendment

	Parties	Names

25.	Deming Hospital Corporation	- Mimbres Valley Home Health - Mimbres Valley Hospice - Mimbres Valley Home Health & Hospice - Mountain View Home Health

26.	DHSC, LLC	- Affinity Medical Center - Affinity Medical Center—Massillon Campus - MCH Occupational Health - Doctors Hospital of Stark County - Affinity Medical Center—Doctors Campus

27.	Dukes Health System, LLC	- Dukes Memorial Hospital

28.	Dyersburg Hospital Corporation	- Dyersburg Regional Medical Center - Riverside Surgery Center

29.	Emporia Hospital Corporation	- Greensville Memorial Hospital - Southern Virginia Regional Medical Center - South Central Virginia Pain Center - Southern Virginia Pain Management Center - Southern Virginia CompCare

30.	Evanston Hospital Corporation	- Evanston Regional Hospital - Evanston Regional Hospital Home Care - Evanston Dialysis Center - Uinta Family Practice - Evanston Regional Hospice

31.	Fallbrook Hospital Corporation	- Fallbrook Hospital - Fallbrook Hospital Skilled Nursing - Center for Advanced Sinus Care at Fallbrook Hospital - Center for Advanced Orthopedic Care at Fallbrook Hospital

32.	Foley Hospital Corporation	- South Baldwin Regional Medical Center - South Baldwin Regional Home Health

33.	Forrest City Arkansas Hospital Company, LLC	- Forrest City Medical Center - Forrest City Emergency Medicine Associates

34.	Fort Payne Hospital Corporation	- DeKalb Regional Medical Center

35.	Franklin Hospital Corporation

- Southampton Memorial Hospital

- New Outlook

- Southampton Memorial Hospital Skilled Nursing Facility

- Southampton Memorial Hospital East Pavilion Nursing Facility

- Southampton Primary Care

- Southampton Surgical Group

- Boykins Family Practice

36.	Gadsden Regional Medical Center, LLC	- Gadsden Regional Medical Center

37.	Galesburg Hospital Corporation	- Galesburg Cottage Hospital - Galesburg Cottage Hospital Skilled Nursing Unit; - Galesburg Emergency Physicians Associates - Galesburg Nurse Anesthetists Associates

38.	Granbury Hospital Corporation

- Lake Granbury Medical Center

- Lake Granbury Home Health

- Lake Granbury Sleep Disorders Center

- Lake Granbury Open MRI

- Lake Granbury Physical Therapy

- Lake Granbury Fitness

- Lake Granbury Imaging Center

Annexes to Third Omnibus Amendment

	Parties	Names

39.	Granite City Illinois Hospital Company, LLC	- Gateway Regional Medical Center - Gateway Regional Medical Center Occupational Health - Gateway Regional Medical Center Outpatient Pharmacy - Gateway Pharmacy

40.	Greenbrier VMC, LLC	- Greenbrier Valley Medical Center - Greenbrier Valley Anesthesia - Greenbrier Thoracic and Vascular Surgery - Jefferson Cardiology and Internal Medicine

41.	Greenville Hospital Corporation	- L.V. Stabler Memorial Hospital - L.V. Stabler Memorial Home Health

42.	Hospital of Barstow, Inc.	- Barstow Community Hospital

43.	Hospital of Fulton, Inc.	- Orthopedics of Southwest Kentucky - South Fulton Family Clinic - Tri-Cities EMS; Parkway Orthopedics and Spine

44.	Hospital of Louisa, Inc.	- Three Rivers Medical Center

45.	Hospital of Morristown, Inc.	- Lakeway Regional Hospital - Morristown Professional Building - Lakeway Regional Women’s Imaging Center

46.	IOM Health System, L.P.	- Lutheran Hospital of Indiana - Lutheran Heart Center - Lutheran Hospital Neurospine Center

47.	Jackson, Tennessee Hospital Company, LLC	- Regional Hospital of Jackson - Sleep Diagnostics of Jackson

48.	Jourdanton Hospital Corporation	- South Texas Home Health - South Texas Regional Anesthesia

49.	Kay County Oklahoma Hospital Company, LLC	- Ponca City Medical Center

50.	Kirksville Missouri Hospital Company, LLC

- Northeast Regional Medical Center

- Northeast Home Health Services

- Northeast Regional Health and Fitness Center

- Northeast Regional Health System

- Family Health Center of Edina

- A.T. Still Rehabilitation Center

- Missouri’s Choice Home Care

- Northeast Regional Heart Center

- Northeast Regional Vein Center

- Northeast Regional Medical Group

51.	Lake Wales Hospital Corporation	- Lake Wales Medical Center

52.	Lancaster Hospital Corporation

- Springs Memorial Hospital

- Lancaster Recovery Center

- Kershaw Family Medicine Center

- Springs Business Health Services

- Lancaster Rehabilitation

- Springs Wound Treatment Center

- Springs Healthcare

- Rock Hill Rehabilitation

- Lancaster County

Annexes to Third Omnibus Amendment

	Parties	Names

53.	Laredo Texas Hospital Company, L.P.

- Laredo Medical Center

- LMC Outpatient Diagnostic Center

- LMC Lamar Bruni Vergara Rehabilitation Center

- LMC Child Care Center

- LMC Outpatient Diagnostic Center—South

- Zapata Minor Care Center

- Zapata EMS

- Zapata Medical Center

- LMC Surgery and Diagnostic Center

- LMC North

- Hebbronville Family Care Center

54.	Las Cruces Medical Center, LLC	- Mountain View Family Wellness Center

55.	Lea Regional Hospital, LLC	- Lea Regional Medical Canter

56.	Lexington Hospital Corporation	- Henderson County Community Hospital - Henderson County ER Group - Henderson County Medical Group RHC - Lexington Family Physicians RHC

57.	Longview Medical Center, L.P.

- Longview Regional Medical Center

- Longview Regional Medical Park Imaging Center

- The Heart and Vascular Institute of Longview

- The Heart and Vascular Institute of Longview Regional

- The Vein Center of Longview Regional

- Longview Regional Quickcare

- Family Care by Longview Regional

58.	Lutheran Musculoskeletal Center, LLC	- The Orthopaedic Hospital of Lutheran Health Network

59.	Marion Hospital Corporation	- Heartland Regional Medical Center - Heartland Regional Medical Center Home Health Agency

60.	Martin Hospital Corporation	- Volunteer Community Hospital

61.	Mary Black Health System, LLC	- Mary Black Memorial Hospital

62.	McKenzie Tennessee Hospital Company, LLC	- McKenzie Regional Hospital

63.	McKenzie-Willamette Regional Medical Center Associates, LLC	- McKenzie-Willamette Medical Center - McKenzie Heart Center - McKenzie Heart - Lung and Vascular Center, - McKenzie Wound Center - McKenzie Cardiac Rehabilitation

64.	McNairy Hospital Corporation	- McNairy Regional Hospital - Medical Associates of McNairy Regional Hospital

65.	MCSA, L.L.C.	- Medical Center of South Arkansas

66.	MMC of Nevada, LLC	- Mesa View Regional Hospital

67.	Moberly Hospital Company, LLC	- Moberly Regional Medical Center, - Moberly Rural Health Clinic

68.	National Healthcare of Leesville, Inc.	- Byrd Regional Hospital - Memorial Hospital - Leesville Diagnostic Center - Byrd Regional Hospital Outpatient Surgery Center

69.	National Healthcare of Mt. Vernon, Inc.	- Crossroads Community Hospital

Annexes to Third Omnibus Amendment

	Parties	Names

70.	National Healthcare of Newport, Inc.	- Harris Hospital - Nightengale Home Health Agency - Harris Anesthesia Associates

71.	Navarro Hospital, L.P.	- Navarro Regional Hospital

72.	Northampton Hospital Company, LLC	- Easton Hospital - Outlook House - Easton Hospital Imaging

73.	Northwest Hospital, LLC

- Northwest Medical Center

- The Women’s Health Center at Northwest Medical Center

- La Cholla Day Surgery at Northwest Medical Center

- La Paloma Urgent Care

- Healthy Beginnings

- The Wound Care Center at Northwest

- Continental Reserve Urgent Care

- Northwest Urgent Care at Duval Mine Road

- Northwest Urgent Care at Orange Grove

- Northwest Balance Therapy Center

74.	Oak Hill Hospital Corporation	- Plateau Medical Center

75.	Oro Valley Hospital, LLC	- Oro Valley Hospital - Northwest Vein Center at Oro Valley Hospital - The Sleep Centers of Oro Valley Hospital

76.	Payson Hospital Corporation	- Payson Regional Medical Center; - Payson Regional Medical Center Outpatient Treatment Center

77.	Petersburg Hospital Company, LLC

- Southside Regional Medical Center

- Southside Regional Medical Center—Renal Services

- Southside Rehabilitation Services

- Southside Behavioral Health Services

- Southside Industrial Medicine

- Southside Regional Medical Center School of Nursing

- Southside Regional Medical Center School of Radiation Sciences

- Southside Regional Medical Center Professional Schools

78.	Phillips Hospital Corporation	- Helena Regional Medical Center - Helena Regional Medical Center Home Health Agency - Marvell Medical Clinic - Helena Surgical, P.A.

79.	Phoenixville Hospital Company, LLC

- Phoenixville Hospital

- Phoenixville Hospital Therapy & Fitness

- Limerick Medical Center

- Cardiothoracic Surgical Specialists

- The Surgery Center of the Main Line

- Blue Bell Surgery Center

- Surgery Center at Limerick

80.	Piney Woods Healthcare System L.P.	- Woodland Heights Medical Center - The Surgery at Center at Gaslight Medical Park - PW Healthcare System, L.P. - Gaslight Imaging Center

Annexes to Third Omnibus Amendment

	Parties	Names

81.	Porter Hospital, LLC

- Porter, DeMotte Medical Center

- Porter, Valparaiso Hospital

- Porter, Portage Hospital

- Porter, Valparaiso Outpatient Center

- Porter, Chesterton Medical Center

- Porter, Valparaiso Therapy Services

- Porter, Hebron Medical Center

- Porter, Glendale Medical Center

- Porter, Northwest Indiana PET/CT Center

- Porter, Portage Outpatient Center

- Endo Labs at Porter; Shoreline Surgery Center

- Porter Regional Hospital

- Porter Regional Hospital Health at Work

82.	Pottstown Hospital Company, LLC

- Pottstown Memorial Medical Center

- Pottstown Memorial Medical Center Transitional Care Unit

- Pottstown Memorial Medical Center Renal Care Unit

- Tri-County Medical Laboratory

- Schuylkill Valley Health System

- Pottstown Obstetrical Associates;

- Pottstown Oncology Associates

83.	QHG of Enterprise, Inc.	- Medical Center Enterprise

84.	QHG of South Carolina, Inc.

- Carolinas Rehabilitation Hospital

- Carolinas Hospital System;

- Physicians’ Surgery Center of Florence

- Carolinas Hospital System—Marion

- Mullins Nursing Center

- Carolinas Neurology

- Carolinas Oncology

85.	Red Bud Illinois Hospital Company, LLC	- Red Bud Regional Hospital - Older Adult Health Center - Red Bud Regional Care - Red Bud Health Clinic

86.	Rehab Hospital of Fort Wayne General Partnership	N/A

87.	Roswell Hospital Corporation	- Eastern New Mexico Medical Center

88.	Ruston Louisiana Hospital Company, LLC	- Northern Louisiana Medical Center - Northern Louisiana Oncology Associates

89.	Salem Hospital Corporation

- The Memorial Hospital of Salem County

- Salem Medical Center

- South Jersey Physical Therapy and Back Rehabilitation Center

- Beckett Diagnostic Center

- Salem Medical Imaging

- Salem Surgical Weight Loss Center

- Salem Physical Therapy and Rehabilitation

90.	San Angelo Hospital, L.P.	- San Angelo Community Medical Center - Community Surgery Center

91.	San Miguel Hospital Corporation	- Alia Vista Regional Hospital

Annexes to Third Omnibus Amendment

	Parties	Names

92.	Scranton Hospital Company, LLC	- Commonwealth Healthcare Network - Commonwealth Health Network - Commonwealth Health System - Commonwealth Health Plan - Regional Hospital of Scranton - Regional Hospital Surgery Center

93.	Scranton Quincy Hospital Company, LLC	- Moses Taylor Hospital - Moses Taylor Apothecary - Commonwealth Health Carbondale Outpatient Center - Advanced Imaging Specialists

94.	Shelbyville Hospital Corporation	- Heritage Medical Center

95.	Siloam Springs Arkansas Hospital Company, LLC	- Siloam Springs Memorial Hospital

96.	Spokane Valley Washington Hospital Company, LLC	- Valley Hospital

97.	Spokane Washington Hospital Company, LLC	- Deaconess Hospital

98.	St. Joseph Health System LLC	- St. Joseph Hospital - Dupont Ambulatory Surgery Center - Northeast Indiana Rehabilitation Institute

99.	Sunbury Hospital Company, LLC	- Sunbury Community Hospital - Sunbury Community Hospital Behavioral Health

100.	Tomball Texas Hospital Company, LLC

- Tomball Regional Medical Center

- Texas Sports Medicine Center

- Tomball Regional Cancer Center

- Tomball Regional Heart and Vascular Center

- Tomball Regional Surgery Center

- Tomball Regional Skilled Nursing

- Tomball Regional Medical Center Spring Creek Imaging

101.	Tooele Hospital Corporation	- Mountain West Medical Center - Mountain West Ambulance Service - Mountain West Medical Center Physical Therapy and Wellness Center - Mountain West Private Care Agency

102.	Victoria of Texas, L.P.	- DeTar Hospital - DeTar Hospital Navarro - DeTar Hospital North; - DeTar Healthcare System - DeTar Hospital After Hours Center

103.	Warren Ohio Hospital Company, LLC

- TMH Center for Rehabilitation

- TMH Diagnostic Center

- TMH Center for Radiology

- TMH Center for Surgery

- Trumbull Memorial Hospital

- Trumbull Memorial Hospital Cancer Care Center

- TMH Sleep Center

104.	Warren Ohio Rehab Hospital Company, LLC	- Hillside Rehabilitation Hospital

Annexes to Third Omnibus Amendment

	Parties	Names

105.	Warsaw Health System LLC

- Walnut Street Family Healthcare

- Provident Family Healthcare

- Center of Hope

- Warsaw Surgical Specialties

- Sessa Family Medicine

- North Webster Medical Clinic

- Northern Lakes Family Medicine

- Mentone Family Medicine

- Pierceton Community Health Clinic

- Pediatric Healthcare

- Akron Family Medicine

- Higbee Street Healthcare

- Kosciusko Community Hospital

- The Center of Hope Cancer Center

- Northern Lakes Internal Medicine

106.	Watsonville Hospital Corporation	- Watsonville Community Hospital - The Monterey Bay Wound Treatment Center - Monterey Bay Senior Clinic; Monterey Bay Diabetes Center - Acclaim Urgent Care

107.	Waukegan Illinois Hospital Company, LLC

- Vista Medical Center East

- Vista Medical Center West

- Lindenhurst Surgery Center

- Vista Treatment Center

- Vista MRl Institute

- Vista Imaging Center

- Vista Physical Medicine & Rehab

- Vista Work Power Center

- Vista Health System

- Lindenhurst Free Standing Emergency Center

108.	Weatherford Texas Hospital Company, LLC	- Weatherford Regional Medical Center

109.	Wesley Health System LLC	- Wesley Medical Center

110.	West Grove Hospital Company, LLC	- Jennersville Regional Hospital - HealthTech - Jennersville Pediatrics - Jennersville OB Associates - Home Health of Brandywine; - Hospice of Brandywine

111.	Wilkes-Barre Hospital Company, LLC

- Wilkes-Barre General Hospital

- Commonwealth Health Laboratory Services

- Commonwealth Health School of Nurse Anesthesia

- Center for Same Day Surgery at Wilkes-Barre General Hospital

- Center for Diagnostic Imaging; Center for Advanced Surgery

- Wellspring

- Wilkes-Barre General Hospital Sleep Disorder Center

- Center for Advanced Rehabilitation

112.	Williamston Hospital Corporation	- Martin General Hospital - Northeastern Primary Care Group - University Family Medicine Center - Roanoke Women’s Healthcare - Martin General Health System

113.	Women & Children’s Hospital, LLC	- Lake Area Medical Center

Annexes to Third Omnibus Amendment

	Parties	Names

114.	Woodward Health System, LLC	- Woodward Regional Hospital - Woodward Rehab - Woodward Works

115.	Youngstown Ohio Hospital Company, LLC

- Northside Medical Center

- Austintown Rehabilitation Services

- Center for Breast Health

- ValleyCare Health System (OH and PA)

- ValleyCare Health System of Ohio (OH and PA)

- Austintown Imaging Center

- MRI at Northside Medical Center

Annexes to Third Omnibus Amendment

Annex F

SCHEDULE V

SPECIFIED ORIGINATORS

	Originator	CHS %
1.	ARMC, L.P.	87.56
2.	Augusta Hospital, LLC	88.72
3.	Blue Ridge Georgia Hospital Company, LLC	98.21
4.	Crestview Hospital Corporation	96.5192
5.	Crestwood Healthcare, L.P.	95.07
6.	Deaconess Health System, LLC	97.168
7.	Greenbrier VMC, LLC	96.0
8.	IOM Health System, L.P.	86.30
9.	Jackson, Tennessee Hospital Company, LLC	96.94
10.	Kirksville Missouri Hospital Co., LLC	88.10
11.	Lake Wales Hospital Corporation	94.7988
12.	Laredo Texas Hospital Company, L.P.	95.012
13.	Lutheran Musculoskeletal Center, LLC	60.00
14.	Mary Black Health System LLC	98.1337
15.	McKenzie-Willamette Regional Medical Center Associates, LLC	90.5
16.	Petersburg Hospital Company, LLC	99.3
17.	Piney Woods Healthcare System, L.P.	91.7823
18.	Porter Hospital, LLC	91.17
19.	Rehab Hospital of Fort Wayne General Partnership	86.30
20.	San Angelo Hospital, L.P.	94.771
21.	St. Joseph Health System LLC	86.30
22.	Sunbury Hospital Company, LLC	73.26
23.	Warsaw Health System LLC	99.07

Annexes to Third Omnibus Amendment